UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 30, 2024

 Date of Report (Date of earliest event reported)

Hamilton Insurance Group, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-41862	98-1153847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wellesley House North, 1st Floor 90 Pitts Bay Road Pembroke Bermuda (Address of principal executive offices) HM 08 (Zip Code)

(441) 405-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common shares, par value $0.01 per share	HG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 - Regulation FD Disclosure
Hamilton Insurance Group, Ltd. (the "Company") issued a press release on April 30, 2024 announcing that AM Best has upgraded the Financial Strength Rating to “A” (Excellent) from “A-” (Excellent) and the Long-Term Issuer Credit Ratings to “a” (Excellent) from “a-” (Excellent) of Hamilton Re, Ltd. and Hamilton Insurance Designated Activity Company, each a wholly-owned subsidiary of the Company. The outlook for these Credit Ratings has been revised to stable from positive. A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated April 30, 2024 issued by the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2024	HAMILTON INSURANCE GROUP, LTD.

	By:	/s/ Gemma Carreiro
Gemma Carreiro
Group General Counsel